                           SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of
                                     1934

FILED BY THE REGISTRANT                        [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT     [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    ADVANCED DEPOSITION TECHNOLOGIES, INC.
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the (appropriate box):

[_] No fee required

[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

    Common Stock

    __________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:

    598,198

    __________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    $1.22--Average of the high and low prices as reported by the Nasdaq Stock Market on June 17, 1999.

    __________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:

    $729,801.56

    __________________________________________________________________________

(5) Total fee paid:

    $146.00

    __________________________________________________________________________

[_] Fee previously paid with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

    __________________________________________________________________________

(2) Form, Schedule or Registration Statement No.:

    __________________________________________________________________________

(3) Filing Party:

    __________________________________________________________________________

(4) Date Filed:

    __________________________________________________________________________

                    ADVANCED DEPOSITION TECHNOLOGIES, INC.
                         580 Myles Standish Boulevard
                        Myles Standish Industrial Park
                         Taunton, Massachusetts 02780

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders of Advanced Deposition Technologies, Inc. (the "Company") to be held at 10:00 a.m. on Wednesday, August 11, 1999 at the Holiday Inn, 700 Myles Standish Boulevard, Taunton, Massachusetts 02780.

  At the Annual Meeting, you will be asked to elect two Class III Directors of the Company and to ratify the selection of the Company's independent accountants for the year ending December 31, 1999. In addition, you will also be asked to approve an exchange agreement, dated March 23, 1999, among the Company, DNA Export, S.A. and Alexander Boxall (the "Exchange Agreement") pursuant to which DNA Export, S.A. will transfer 3,360 shares of the capital stock of DNA-ADTECH, the Company's majority-owned subsidiary located in Madrid, Spain, to the Company in exchange for 598,198 shares of the Company's common stock. The Company currently owns 65% of the capital stock of DNA-ADTECH, and if the Exchange Agreement is approved, the Company will own 81% of the capital stock of DNA-ADTECH. Alexander Boxall, the President and a director of the Company, is the sole stockholder of DNA Export, S.A. The Board of Directors recommends the approval of each of these proposals.

  Further details of these matters to be considered at the Annual Meeting are contained in the attached Proxy Statement that we urge you to consider carefully. The Company's 1998 Annual Report and Quarterly Report on Form 10-QSB are also enclosed and provide additional information regarding the financial results of the Company in 1998 and for the period ended March 31, 1999.

  We hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that your shares are represented. Therefore, please complete, date, sign and return the enclosed proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States. This will ensure your proper representation at the Annual Meeting. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your Proxy.

                                          Sincerely,

                                          _____________________________________
                                          Glenn J. Walters
                                          Chief Executive Officer, Treasurer
                                           and Chairman of the Board

Taunton, Massachusetts
July 14, 1999

                            YOUR VOTE IS IMPORTANT.
                      PLEASE RETURN YOUR PROXY PROMPTLY.

                    ADVANCED DEPOSITION TECHNOLOGIES, INC.

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD AUGUST 11, 1999

                               ----------------

To The Stockholders:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Advanced Deposition Technologies, Inc. (the "Company"), a Delaware corporation, will be held on Wednesday, August 11, 1999 at 10:00 a.m. at the Holiday Inn, 700 Myles Standish Boulevard, Taunton, Massachusetts 02780, for the following purposes:

  1. To elect two (2) Class III Directors;

  2. To approve an exchange agreement, dated March 23, 1999, among the Company, DNA Export, S.A. and Alexander Boxall (the "Exchange Agreement") pursuant to which DNA Export, S.A. will transfer 3,360 shares of the capital stock of DNA-ADTECH, the Company's majority-owned subsidiary located in Madrid, Spain, to the Company in exchange for 598,198 shares of the Company's common stock.

  3. To ratify the appointment of BDO Seidman, LLP as independent accountants for the Company for the fiscal year ending December 31, 1999; and

  4. To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any adjournment or adjournments thereof.

  The Board of Directors has fixed the close of business on Tuesday, June 22, 1999 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or adjournments thereof.

  All Stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

                                          By Order of the Board of Directors

                                          _____________________________________
                                          Joseph Keller
                                          Secretary

Taunton, Massachusetts
July 14, 1999

                    ADVANCED DEPOSITION TECHNOLOGIES, INC.
                         580 Myles Standish Boulevard
                        Myles Standish Industrial Park
                         Taunton, Massachusetts 02780
                                (508) 823-0707

                               ----------------

                                PROXY STATEMENT

                               ----------------

                              GENERAL INFORMATION

  The enclosed Proxy is solicited by the Board of Directors of Advanced Deposition Technologies, Inc. (the "Company"), a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Wednesday, August 11, 1999 at 10:00 a.m. at the Holiday Inn, 700 Myles Standish Boulevard, Taunton, Massachusetts, and at any adjournment or adjournments thereof (the "Annual Meeting").

  Where the Stockholder specifies a choice on the enclosed Proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the two (2) nominees for Class III Directors named herein, FOR the approval of the Exchange Agreement and FOR the ratification of the appointment of BDO Seidman, LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999. Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Company of a written notice of revocation or a duly executed Proxy bearing a later date. Any Stockholder who has executed a Proxy but is present at the Annual Meeting, and who wishes to vote in person, may do so by revoking his or her Proxy as described in the preceding sentence. Shares represented by valid Proxies received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting.

  The close of business on June 22, 1999 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Annual Meeting. On that date, 4,278,919 shares of common stock of the Company, $.01 par value per share (the "Common Stock"), were outstanding and entitled to vote. Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to Stockholders at the Annual Meeting.

  The presence of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, either in person or represented by a properly executed Proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The election of Directors will be determined by a plurality of the votes cast. The other two proposals to be voted upon by the Stockholders of the Company requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and voting on the proposal for passage. Abstentions and broker non-votes (which result when a broker holding shares for a beneficial holder in "street name" has not received timely voting instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters) are counted for purposes of determining the presence or absence of a quorum at the Annual Meeting. Abstentions and broker non-votes are not, however, counted for purposes of tabulating the votes cast.

  Members of the Board of Directors of the Company and officers of the Company, as a group, own or may be deemed to control approximately 28.1% of the outstanding shares of Common Stock. As there is no cumulative voting provided for in the Company's Certificate of Incorporation, the Board of Directors and officers are able to exert substantial influence over the election of the Board of Directors and the outcome of any issues that may be subject to a vote by the Company's Stockholders at the Annual Meeting. The Board of Directors and officers have indicated their intent to vote all shares of Common Stock owned or controlled by them in favor of each item set forth herein.

  The cost of soliciting Proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company, except for a portion of the Company's legal and accounting expenses in connection with the preparation of this Proxy Statement which will be paid by Alexander Boxall, all as more fully described herein. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock for their expenses in forwarding proxy materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telex and personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

  The Annual Report to Stockholders for the fiscal year ended December 31, 1998 and the Company's Quarterly Report on Form 10-QSB for the period ended March 31, 1999 are being mailed to the Stockholders with this Proxy Statement. This Proxy Statement and the accompanying Proxy are first being mailed on or about July 14, 1999 to all Stockholders entitled to notice of and to vote at the Annual Meeting.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  The Bylaws of the Company provide that the number of directors shall be fixed by the Board of Directors. The Bylaws also provide that the Board of Directors shall be divided into three classes, as equal in number as possible, with terms expiring in successive years. Directors are elected for terms of three years and until their successors are elected and qualified. The Board of Directors has nominated Mr. Glenn J. Walters and Mr. Alexander P. Boxall, the current Class III Directors, for re-election at the Annual Meeting (together, the "Director Nominees"). The Class I Director, with a term expiring in 2000, is Mr. John J. Moroney. The Class II Directors, with terms expiring in 2001, are Dr. Charles R. Buffler and Mr. Robert M. Pozzo.

  As of the date of the last annual meeting, there were six directorships. On January 15, 1999, Mr. Mark R. Thomas resigned from the Board of Directors. As a result of Mr. Thomas' resignation, on May 28, 1999, the Board of Directors decreased the number of directorships from six to five.

  A plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect each Director Nominee. Unless authority to vote for any of the Director Nominees is withheld, the shares represented by all Proxies received by the Board of Directors will be voted for the Director Nominees. In the event that any Director Nominee shall become unable or unwilling to serve, the shares represented by Proxies will be voted for the election of such other person as the Board of Directors may recommend in his place. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

  THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MESSRS. WALTERS AND BOXALL AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

  The following table sets forth as to the present directors of the Company, the Director Nominees and each executive officer of the Company: (i) name,
(ii) age and (iii) present position with the Company.

Name                     Age                           Position
----                     ---                           --------
Glenn J. Walters*.......  44 Chief Executive Officer, Treasurer and Chairman of the Board

Alexander P. Boxall*....  46 President and Director

Joseph Keller...........  58 Controller

Richard Rollins.........  62 Vice President, Corporate Manufacturing

Richard W. Cowen........  47 Vice President, Microwave Sales and Marketing

John J. Moroney.........  45 Director

Charles R.Buffler.......  65 Director

Robert M. Pozzo.........  72 Director

--------
* Nominee for Director

  Glenn J. Walters, Chief Executive Officer, Treasurer and Chairman of the Board. Mr. Walters co-founded the Company in 1983 and has served as its Treasurer and a Director since the Company's incorporation in 1985, and as its Chief Executive Officer since March 1996. Mr. Walters served as the Company's President from 1985 to April 1999. From July 1991 to the present, Mr. Walters has served on the Board of Governors of the International Microwave Power Institute, a non-profit trade association, and as President of the Microwave Food Technology and Applications section of this association. In addition, Mr. Walters is a member of the Board of the Society of Vacuum Coaters, Svc. Mr. Walters has been the primary inventor of all of the Company's technology.

  Alexander P. Boxall, President and Director. Mr. Boxall has served as a Director of the Company since December 1997 and as President of the Company since April 1, 1999. Mr. Boxall also currently serves as Managing Director of DNA-ADTECH, the Company's majority-owned subsidiary, a position he has held since December 1997. Prior to that, Mr. Boxall was a co-principal and co-managing director of DNA-ADTECH (formerly known as Alexander Boxall, S.A.) from 1979 to December 1997. Mr. Boxall is also co-principal and director of several capacitor distribution companies in Europe.

  Joseph Keller, Controller. Mr. Keller has served as Controller of the Company since January 1999. Prior to that he was the Controller and Chief Financial Officer of the MicroSpring Company, a medical products manufacturer of coronary devices and springs from January 1996 to January 1999. From November 1994 to August 1995, Mr. Keller served as Controller of Radionics, Inc., a neurological device and software company. Prior to that, Mr. Keller held similar positions with Mentor O & O, Inc., a manufacturer of diagnostic and surgical equipment and instruments from March 1985 to August 1994.

  Richard Rollins, Vice President, Corporate Manufacturing. Mr. Rollins has served as Vice President, Corporate Manufacturing of the Company since October 1998. Prior to that he served as Vice President of Operations of DNA-ADTECH from February 1998 to October 1998. Mr. Rollins also served as Vice President, Engineering at Aerovox-Mexico, a manufacturer of capacitors, from November 1995 to January 1998 and as President of High Energy Corporation, a manufacturer of capacitors from 1991 to October 1995.

  Richard W. Cowen, Vice President, Microwave Sales and Marketing. Mr. Cowen has served as Vice President, Microwave Sales and Marketing of the Company since March 1997. Prior to that he served as a Marketing Manager for the Company's microwave products from February 1995 through February 1997 and as a Product Manager for the Company from February 1994 through January 1995.

  John J. Moroney, Director. Mr. Moroney has served as a Director of the Company since May 1995. He also served as Chief Operating Officer of the Company from April 1997 to October 1998. Since October 1998, Mr. Moroney has served as Vice President of Sales (East) at Digital Market, Inc., an interface software manufacturer. From 1992 to February 1997, Mr. Moroney served as Director of New England Operations of Fourth Shift, Inc., a publicly traded supplier of manufacturing and accounting software.

  Charles R. Buffler, Director. Dr. Buffler has served as a Director of the Company since October 1993. From 1993 to the present, Dr. Buffler has served as the Vice President of the Microwave Research Center, a privately held company which specializes in microwave consulting, design and engineering.

  Robert M. Pozzo, Director. Mr. Pozzo has served as a Director of the Company since 1986. He is currently retired. From 1985 to 1991, Mr. Pozzo served as a venture advisor to Zero Stage Capital Corp., a venture capital company.

Committees

  The Board of Directors established an Audit Committee and a Compensation Committee in October 1993. Members of the Audit Committee are Glenn J. Walters, Charles R. Buffler and Robert M. Pozzo. The Audit Committee is concerned primarily with (i) reviewing the Company's financial results and recommending the selection of the Company's independent auditors; (ii) reviewing the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls; (iii) reviewing the scope of independent audit coverages, the fees charged by the independent auditors, any transactions which may involve a potential conflict of interest, and internal control systems. The Audit Committee did not meet in 1998. The functions of the Audit Committee were handled by the Board of Directors as a whole.

  The Compensation Committee also consists of Messrs. Walters, Buffler and Pozzo. The Compensation Committee is responsible for negotiating and approving compensation arrangements for officers, employees, consultants and Directors of the Company, excluding the granting of options to purchase Common Stock, which function has been delegated to the Option Committee consisting of Messrs. Buffler and Pozzo. The Compensation Committee met once in 1998. The Option Committee met twice in 1998.

  The Company does not have a standing nominating committee or a committee performing similar functions.

  The Board of Directors met three times and acted by unanimous written consent on four occasion during 1998. All of the Directors attended at least 75% of the meetings of the Board of Directors in 1998.

Compliance with Section 16(a) of the Exchange Act

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and Directors, and persons who beneficially own more than ten percent (10%) of the Common Stock, to file initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership on Forms 4 and 5 with the Securities and Exchange Commission (the "SEC") and any national securities exchange on which the Company's securities are registered. Executive officers, Directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on a review of the copies of such forms furnished to the Company and written representations from the executive officers and Directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, Directors and greater than ten percent (10%) beneficial owners were complied with for the year ended December 31, 1998, with the exception of the following: Glenn J. Walters failed to file a timely Form 4 to report the purchase of the following: (i) 3,000 shares of Common Stock of the Company on July 1, 1998, (ii) 3,000 shares of Common Stock of the Company on July 2, 1998, (iii) 1,000 shares of Common Stock of the Company on July 6, 1998, and (iv) 2,000 shares of Common Stock of the Company on July 31, 1998; however Mr. Walters has subsequently reported these transactions on a Form 4 filed in September 1998.

Compensation of Executive Officers

  The following table sets forth the compensation paid to Mr. Glenn Walters, the Company's Chief Executive Officer, Treasurer and Chairman of the Board and the other executive officers of the Company who earned more than $100,000 in salary and bonus in 1998 (together with Mr. Walters, the "Named Executive Officers"), with respect to services rendered to the Company during the years ended December 31, 1998, December 31, 1997 and December 31, 1996.

                           SUMMARY COMPENSATION TABLE

                                                          Long Term
                             Annual Compensation       Compensation(1)
                             -------------------    ---------------------
                                                    Securities Underlying  All Other
Name and Principal Position   Year     Salary            Options(#)       Compensation
---------------------------  -------------------    --------------------- ------------
Glenn J. Walters ........       1998 $   131,538                 0          $29,271(2)
 Chief Executive Officer,       1997     141,286           100,000           30,545(3)
  Treasurer and                 1996     138,289(4)                          25,527(5)
 Chairman of the Board

Richard Rollins..........       1998     120,577                 0                0
 Vice President,
  Corporate
  Manufacturing(6)

John J. Moroney..........       1998     101,154                 0            9,205(8)
 Chief Operating
  Officer(7)

--------
(1) The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during fiscal years 1996, 1997 or 1998.
(2) Consists of premiums paid by the Company for life insurance for 1998 to Mr. Walters in the amount of $5,966. This amount also consists of a benefit allowance in the amount of $23,305. Mr. Walters had the right to purchase benefits with the foregoing allowance in his discretion.
(3) Consists of premiums paid by the Company for life insurance for 1997 to Mr. Walters in the amount of $3,964. This amount also consists of a benefit allowance in the amount of $26,581. Mr. Walters had the right to purchase benefits with the foregoing allowance in his discretion.
(4) Approximately $20,000 of Mr. Walters salary was deferred for the fiscal year 1996. Although earned in 1996, Mr. Walters received such payment in 1997.
(5) Consists of premiums paid by the Company for life insurance for 1996 to Mr. Walters in the amount of $4,971. This amount also consists of a benefit allowance in the amount of $20,556. Mr. Walters had the right to purchase benefits with the foregoing allowance in his discretion.
(6) Mr. Rollins was appointed as Vice President, Corporate Manufacturing, in October 1998.
(7) Mr. Moroney resigned as the Company's Chief Operating Officer in October 1998. He did not earn more than $100,000 in any prior year.
(8) Consists of a benefit allowance in the amount of $9,205. Mr. Moroney had the right to purchase benefits with the foregoing allowance in his discretion.

                       OPTION GRANTS IN LAST FISCAL YEAR

  No stock options were granted to the Named Executive Officers during fiscal year 1998.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL-YEAR-END OPTION VALUES

  The following table summarizes for the Named Executive Officers unexercised stock options held at December 31, 1998. The value of unexercised in-the-money options at the fiscal year end is the difference between the exercise price and the fair market value of the underlying stock on December 31, 1998 the last business day of the fiscal year. The closing price of the Company's Common Stock as reported by the Nasdaq Stock Market on such date was $1.34 The Named Executive Officers did not exercise any stock options during the year ended December 31, 1998.

                                     Number of                 Value of
                               Securities Underlying          Unexercised
                                    Unexercised              In-The-Money
                                    Options at                Options at
                                  Fiscal Year End         Fiscal Year End(1)
                             ------------------------- -------------------------
Name                         Exercisable Unexercisable Exercisable Unexercisable
----                         ----------- ------------- ----------- -------------
Glenn J. Walters............   100,000           0        $  0         $  0
Richard Rollins.............         0           0         N/A          N/A
John J. Moroney.............    26,500      50,000           0            0

--------
(1) Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of sale of any shares acquired upon exercise of the option. The Named Executive Officers do not hold any stock options, exercisable or unexercisable, at exercise prices below the fair market value of the Common Stock on December 31, 1998 as reported by the Nasdaq Stock Market. Such options are not "in the money" and their value is, therefore, zero.

Compensation of Directors

  The Company pays each non-employee Director $500 per year and $200 for each meeting of the Board of Directors that he attends. Non-employee directors are also awarded formula options under the Company's 1994 Formula Stock Option Plan (the "1994 Plan"). Under the 1994 Plan, each non-employee Director, upon first being elected or appointed to the Board of Directors, receives an option to purchase 1,500 shares of the Company's Common Stock. The 1994 Plan also provides for an annual grant of an option to purchase 1,000 shares of the Company's Common Stock to each continuing non-employee Director following each annual meeting of Stockholders, provided that the Director has attended, during the Company's fiscal year immediately preceding the grant, at least 75% of the meetings of the Board of Directors and the Committees on which the Director has served. All automatic option grants to non-employee Directors have a term of ten years, an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, and fully vest one year from the date of grant, subject to the Director's continued service as a Director on such date.

Employment Contracts, Termination of Employment and Change in Control
Arrangements

  Effective as of July 1, 1993, the Company entered into an employment and non-competition agreement (the "Employment Agreement") with Mr. Glenn Walters, the initial term of which expired on December 31, 1996. Mr. Glenn Walters serves as the principal executive officer of the Company. The Employment Agreement was renewed in accordance with its terms for an additional one-year term that expires on December 31, 1999. The Employment Agreement provides for an initial base salary of no less than $125,000 per annum plus annual base salary increases and such other bonuses as may be determined by the Company's Board of Directors as well as benefits offered to the Company's employees generally. Mr. Glenn Walters is also entitled to the use of a Company-leased car and severance benefits equal to 200% of his base salary, payable in a lump sum if (i) the Company or a substantial portion of the Company is acquired without the Board of Directors' approval, (ii) his employment is terminated without cause, (iii) his base salary is reduced without his consent, (iv) there is a substantial change in his position or authority within the Company without his consent, (v) there is a change in his principal place of employment from the greater Boston, Massachusetts area without his consent, or
(vi) the Employment Agreement is not renewed without his consent.

  The Employment Agreement provides for a renewal for successive one-year periods after the expiration of the initial term and contains a provision prohibiting Mr. Walters from competing with the Company, absent the Company's prior written approval, for a two-year period following the termination of his employment.

  In February 1999, the Company's Board of Directors approved an incentive plan for a term of one year for Mr. Walters providing for the payment to Mr. Walters of (i) a five percent commission on all new sales of microwave bags and laminated products and (ii) a fifteen percent commission on all new cash license fees, including any royalties paid during the term of the incentive plan. The incentive plan provides that the total commissions paid to Mr. Walters shall not exceed $150,000.

        Security Ownership of Certain Beneficial Owners and Management

  The following table sets forth certain information as of June 1, 1999 concerning the ownership of Common Stock by (i) each Stockholder who is known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each Named Executive Officer, Director and Director Nominee, and (iii) all Directors and executive officers as a group. Except as otherwise indicated, the Stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

                                               Number of Shares  Percentage of
Name and Address(1)                           Beneficially Owned   Class(2)
-------------------                           ------------------ -------------
Glenn J. Walters(3)..........................       751,893          17.1%

Alexander Boxall(4)..........................       325,150           7.6

John J. Moroney(5)...........................        51,500           1.2

Charles R. Buffler(6)........................         4,500            *

Robert M. Pozzo(7)...........................       107,558           2.5

Gordon E. Walters(8).........................       223,647           5.1
 37 Fort Hill Lane
 Duxbury, MA 02322

All Directors and executive officers as a
 group (8 persons)(9)........................     1,261,601          28.1

--------
 * Represents beneficial ownership of less than 1% of the Company's outstanding shares of Common Stock.
(1) The address for these individuals, other than Mr. Gordon E. Walters, is c/o Advanced Deposition Technologies, Inc., 580 Myles Standish Boulevard, Myles Standish Industrial Park, Taunton, Massachusetts 02780.
(2) The number of shares of Common Stock issued and outstanding on June 1, 1999 was 4,296,529 shares. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding on June 1, 1999, plus shares of Common Stock subject to options held by such persons on June 1, 1999 and exercisable within 60 days thereafter. Shares of Common Stock that a person has the right to acquire within 60 days of June 1, 1999, pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
(3) Consists of 497,393 shares owned directly by Mr. Walters, 100,000 shares subject to currently exercisable options, 94,500 shares owned directly by Mr. Walter's wife and 60,000 shares owned by the Walter's Family Children's Trust for the benefit of Mr. Walter's minor children, of which Mr. Walters is a co-trustee with his wife. Mr. Walters disclaims beneficial ownership of the 60,000 shares held by the Walter's Family Children's Trust and the 94,500 shares owned directly by his wife.
(4) Consists of 280,000 shares of Common Stock held by Mr. Boxall and 45,150 shares of Common Stock held by DNA Export, S.A., an entity owned and controlled by Mr. Boxall. Excludes the 598,198 shares of Common Stock to be acquired by DNA Export, S.A in connection with the Exchange Agreement. See

    "Certain Relationships and Related Transactions" and "Proposal No. 2 Approval of Exchange Agreement."
(5) Consists of 51,500 shares of Common Stock subject to currently exercisable options.
(6) Consists of 4,500 shares of Common Stock subject to currently exercisable options.
(7) Includes 19,000 shares of Common Stock subject to currently exercisable options.
(8) Consists of 60,000 shares of Common Stock subject to currently exercisable options owned directly by Mr. Walters, and 163,647 shares of Common Stock owned jointly by Mr. Walters and his wife. This information is based solely upon a Schedule 13G filed with the Securities and Exchange Commission on February 11, 1999.
(9) Includes 1,000 shares of Common Stock held by Richard W. Cowen, Vice President of Microwave Sales and Marketing and 20,000 shares of Common Stock subject to a currently exercisable option held by Mr. Cowen. See also footnotes 3 through 7 above.

Certain Relationships and Related Transactions

  In December 1997, the Company purchased (the "ABSA Acquisition") 65% of the capital stock of Alexander Boxall, S.A. ("ABSA"), a corporation organized under the laws of Spain. ABSA manufactures and distributes AC capacitor components for lighting and motors. The Company purchased 50% of the capital stock of ABSA from Pedro Nunez-Barranco Guembe and the remaining 15% from Alexander Boxall. In connection with this transaction, the Company issued 280,000 shares of its Common Stock to Mr. Boxall in exchange for his 15% interest in ABSA. Upon the closing of the ABSA Acquisition in December 1997, Mr. Boxall became a director of the Company and was subsequently appointed President of the Company in April 1999. ABSA was subsequently renamed DNA-ADTECH.

  In March 1999, the Company entered into an agreement with DNA Export, S.A. to purchase certain shares of the capital stock of DNA-ADTECH held by DNA Export, S.A. (the "Exchange Agreement"). This transaction, if approved by the Company's Stockholders, will bring the Company's total equity ownership in DNA-ADTECH to 81%. As consideration for the additional equity position in DNA-ADTECH, the Company has agreed to issue 598,198 shares of Common Stock to DNA Export, S.A. Upon consummation of this transaction, Mr. Boxall, the owner of DNA Export, S.A. will beneficially own a total of 923,348 shares of Common Stock, or approximately 19% of the Company's Common Stock and will continue to own 19% of DNA-ADTECH. The Exchange Agreement is subject to Stockholder approval as described in Proposal No. 2 in this Proxy Statement.

  In addition, in March 1999, Alexander Boxall and the Company entered into a Repayment Agreement (the "Repayment Agreement") pursuant to which the parties agreed that in the event that the Company is unable to pay the amounts outstanding under the promissory note issued to Pedro Nunez Barranco Guembe in connection with the ABSA Acquisition, on or before maturity without compromising the Company's plan for growth, Alexander Boxall will repay the entire balance and will give the Company an additional period of one year to repay the balance. Mr. Boxall will have the right at any time after January 1, 2001 through March 1, 2001, to convert all or part of the outstanding balance into shares of Common Stock at a purchase price per share equal to the average sales price of the Common Stock for the month of December 2000, subject to a $3.50 per share minimum. If Mr. Boxall does not elect to convert the outstanding balance, the Company may elect after January 31, 2001 to redeem such amount for shares of Common Stock at a redemption price equal to the average sales price of the Common Stock for the twenty business days preceding the date of redemption. Mr. Boxall's obligations under the Repayment Agreement are expressly conditioned on the Exchange Agreement being approved by the Company's Stockholders. See "Proposal No. 2 Approval of Exchange Agreement."

                                PROPOSAL NO. 2

                        APPROVAL OF EXCHANGE AGREEMENT

The Parties

  The Company. The Company develops, manufactures, markets and sells standard and proprietary metallized capacitors and a variety of other metallized films for energy management applications. The Company's primary markets are the electronic capacitor market and the microwave food packaging market. The Company produces metallized films by applying an ultra-thin layer or layers of vaporized metal onto different types of polymer films. The Company has the capability to print these metals at high resolutions through its proprietary Pattern Metallized Printing ("PMP") process for its patented and patent pending products. These thin films are then incorporated into a wide variety of end-use applications such as capacitors for florescent lighting, motors, power factor correction systems and microwave food packaging for pizza, popcorn, pastries, and other foods. The Company has also developed and manufactured, on a limited basis for evaluation purposes, other patented or patent pending products that use the Company's PMP technology, such as authentication holograms, electronic article surveillance tags, electrostatic discharge materials, retroreflective films, and solar protective films.

  The Company began operations in 1985 as a Massachusetts corporation supplying metallized film to the electronic capacitor industry. In July 1993, the Company was reincorporated as a Delaware corporation. The Company's executive offices are located at 580 Myles Standish Industrial Park, Taunton, Massachusetts, 02780. Its telephone number is (508) 823-0707.

  DNA-ADTECH. In December 1997, the Company acquired 65% of the capital stock of Alexander Boxall, S.A, ("ABSA") a corporation organized under the laws of Spain. After the acquisition, ABSA was renamed DNA-ADTECH, S.A. ("DNA-ADTECH"). DNA-ADTECH is a manufacturer of a wide range of electronic capacitors and capacitor products used primarily for lighting and motor applications. DNA-ADTECH exports its products to over 50 countries. DNA-ADTECH has been a significant customer of the Company since 1995. The Company sells its film to DNA-ADTECH for use in DNA-ADTECH's capacitor components. DNA-ADTECH's executive offices are located at c/Bruselas, 3 y Ciudad Industrial de Paria, 28980 Parla, Madrid, Spain. Its telephone number is 34 91 698 61 11.

  At its 70,000 square foot capacitor manufacturing facility in Madrid, DNA-ADTECH operates many types of winding and assembly equipment, the primary pieces of equipment in the manufacture of electronic capacitors. Much of the equipment in the Madrid facility has been engineered to maximize production efficiency, and the Company is currently nearly half way through its two year-long program to double the capacity of the Madrid facility. The manufacture of capacitors incorporates two primary operations: the winding of metallized film into the required capacitor size and the subsequent encapsulation of the windings into various containers. More specifically, the production of capacitors involves taking metallized rolls and winding them into small, individual cylinders frequently called "sections". These sections are then end-sprayed, leads are attached and placed in a protective case. The final capacitors are sold by DNA-ADTECH to customers in over fifty countries who use the capacitors for a variety of applications such as lighting, motors, power regulation and energy distribution. DNA-ADTECH has implemented automated computer processes and quality control checks throughout its production processes.

  As of June 1, 1999, DNA-ADTECH had 171 full-time employees.

Initial Acquisition of Majority Interest in DNA-ADTECH in December 1997

  In December 1997, the Company purchased (the "Initial Acquisition") 65% of the capital stock of DNA-ADTECH. The Initial Acquisition was accounted under the purchase method of accounting whereby the Company was deemed to have acquired DNA-ADTECH for financial reporting purposes.

  Specifically, the Company purchased 50% of the capital stock of DNA-ADTECH from Pedro Nunez-Barranco Guembe and 15% of the capital stock from Alexander Boxall. The remaining 35% of DNA-ADTECH is held by DNA Export, S.A. which is owned and controlled by Mr. Boxall.

  In conjunction with the Initial Acquisition, the Company paid Mr. Nunez-Barranco Guembe $2,800,000 and agreed to pay Mr. Nunez-Barranco Guembe $990,000, plus interest accruing at 5.39% per annum, on December 19, 1999, in exchange for his shares in DNA-ADTECH. In addition, the Company issued 280,000 shares of Common Stock to Mr. Boxall in exchange for 15% of the shares in DNA-ADTECH. The 280,000 shares were issued from treasury stock and at the time of the Initial Acquisition, represented 6.6% of the Company's outstanding stock.

  To consummate the Initial Acquisition, the Company used $1,800,000 of its working capital, plus a $1,000,000 term loan (the "Term Loan") from its primary lender, National Bank of Canada. The Term Loan, plus accrued interest, were originally due and payable in June 1998 and was secured by all of the Company's assets, including a pledge of the shares of DNA-ADTECH acquired in the Initial Acquisition.

  On July 24, 1998, the Company restructured its existing financing agreements with National Bank of Canada that, among other things, extended the term of its existing line of credit, bridge loan and term loan facilities, including the Term Loan, (the "New Credit Facilities"). The New Credit Facilities provided the Company with a term debt facility of $3,750,000 to be repaid in 29 monthly payments of $62,500 commencing in January 1999, with a balloon payment of $1,875,000 in July 2001. Interest at the bank's prime rate plus 1.25% is due monthly.

  Effective upon the closing of the Initial Acquisition, the Company expanded its Board of Directors and appointed Mr. Boxall to fill the vacancy created by such expansion. Mr. Boxall was appointed as the President of the Company in April 1999. Prior to that, he served as the Managing Director of DNA-ADTECH.

Subsequent Acquisition of Additional Equity Interest in DNA-ADTECH to which this Proposal No. 2 Relates

  Summary. In March 1999, the Company entered into the Exchange Agreement with DNA Export, S.A., to purchase certain shares of capital stock of DNA-ADTECH held by DNA Export, S.A. DNA Export, S.A. is owned and controlled by Alexander Boxall. If consummated, this transaction would bring the Company's total equity ownership in DNA-ADTECH to 81%. As consideration for the additional equity position in DNA-ADTECH, the Company has agreed to issue 598,198 shares of Common Stock to DNA Export, S.A. Upon consummation of this transaction, Mr. Boxall, as the owner of DNA Export, S.A., will beneficially own a total of 923,348 shares, or approximately 19% of the Company's Common Stock and will continue to own 19% of DNA-ADTECH.

  This transaction is conditioned upon the Company obtaining the approval of the Company's Stockholders. In order to approve this transaction, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and voting on this matter is required. The Company's Board of Directors recommends that you vote FOR the approval of the Exchange Agreement.

  Material Features of Exchange Agreement

  Exchange: Upon the terms and conditions set forth in the Exchange Agreement, DNA Export, S.A. has agreed to transfer 3,360 shares of the capital stock of DNA-ADTECH, which represents 16% of the outstanding capital stock of DNA-ADTECH, to the Company in exchange for 598,198 shares of the Company's Common Stock, which represents approximately 14% of the outstanding Common Stock of the Company prior to giving effect to the transaction and 12.2 % of the outstanding Common Stock after giving effect to the transaction.

  Closing: If the Exchange Agreement is approved by Company's Stockholders, the transactions contemplated therein shall occur as soon as possible thereafter, but in no event later than September 30, 1999.

  Representations and Warranties: The Company and DNA Export, S.A. have made certain customary representations and warranties in the Exchange Agreement, including, representations and warranties regarding their respective due organization, qualification, good standing and authority to enter into the Exchange Agreement and that the Exchange Agreement will not violate any law, regulation, judgment, order, injunction decree or award or constitute a default under any material agreement or instrument. In addition, DNA Export, S.A. made representations and warranties that it is an "accredited investor" as defined in the Securities Act of 1933, as amended, and that it is acquiring the shares for investment purposes only.

  Conditions to Closing: The obligation of the Company and DNA Export, S.A. to deliver their respective shares of stock and to consummate the transactions contemplated by the Exchange Agreement is subject to the satisfaction of the following conditions: (i) all of the representations and warranties of each party contained in the Exchange Agreement are true, correct and complete in all material respects on and as of the date of the Closing, as if made on and as of the date of the Closing (except to the extent any such representation or warranty speaks as of a different date, in which case such representation or warranty shall still be true, correct and complete as of such different date) and (ii) the Company shall have obtained the necessary approval of the Exchange Agreement by its Stockholders.

  Termination: In the event that the conditions for Closing set forth in the Exchange Agreement have not been satisfied on or before September 30, 1999, either DNA Export, S.A. or the Company may terminate the Exchange Agreement; provided, however, that a party shall not be entitled to terminate the Exchange Agreement if the Closing has not occurred due to a failure to meet any of its respective obligations under the Exchange Agreement.

  Indemnification: Each of the parties agreed to indemnify, defend and hold the other parties and their successors and assigns harmless from any claim, liability, obligation, loss, damage. assessment, judgment, cost and expense (including, without limitation, reasonable attorneys' fees) of any kind or character resulting from claims arising out of or in any manner relating or attributable to any inaccuracy in any representation or any breach of any warranty of such party contained in the Exchange Agreement.

  Expenses: Pursuant to the Exchange Agreement, Mr. Boxall has agreed to pay up to $100,000 of the legal and accounting fees and expenses of the Company incurred in connection with the preparation and execution of the Exchange Agreement and incurred in obtaining Stockholder approval of the transactions contemplated therein.

Reasons for Entering into the Exchange Agreement

  The Board of Directors of the Company has determined that the terms of the Exchange Agreement are fair to the Stockholders and in the best interests of the Company. In so determining, the Board of Directors acted on its belief that the acquisition of the additional equity position in DNA-ADTECH would be a step toward increasing shareholder value. For the past several years, DNA-ADTECH has been a profitable operating company and is expected by its management to operate profitably in the future. Consequently, a transaction involving an exchange of shares between the Company and DNA-ADTECH would be accretive to the earnings of the Company.

  At meetings of the Board of Directors in February 1999, the Directors carefully considered the terms and conditions of the Exchange Agreement. In determining the number of shares of the Common Stock of the Company to be issued in exchange for the additional equity interest in DNA-ADTECH, the Directors reviewed the valuation of DNA-ADTECH used for the Initial Acquisition and assessed the changes in the financial condition and performance of DNA-ADTECH since that time. The Board then determined a value for DNA-ADTECH based solely on its financial performance. Following this analysis, the Board determined a value for the Company's stock by combining the value of the Company excluding its ownership of DNA-ADTECH stock with the indicated values for its 65% interest in DNA-ADTECH. Finally, in order to ensure that the Exchange Agreement was in the best interests of the Company and its Stockholders, the Board elected to utilize (i) the lower of the two values for DNA-ADTECH and (ii) a value for the Company's Common Stock which exceeded both the average price of the Common Stock during a recent trading period and the value indicated by this analysis.

  Based on this information and after considering the strategic alternatives available to the Company, the Board of Directors unanimously approved the Exchange Agreement.

Accounting Treatment

  The transaction contemplated by the Exchange Agreement is expected to be accounted for under the "purchase" method of accounting in accordance with generally accepted accounting principles. The Company expects that representatives of BDO Seidman, LLP, the Company's independent public accountants, will be present at the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Certain Federal Income Tax Consequences

  The proposed transaction contemplated by the Exchange Agreement will have no federal tax consequences for the Stockholders of the Company. The Company will not recognize any gain or loss in connection with the issuance of the 598,198 shares of Common Stock to DNA Export, S.A. in exchange for the 3,360 shares of capital stock of DNA-ADTECH under Section 1032(a) of the Internal Revenue Code of 1986, as amended.

Regulatory Approvals

  The Company is not aware of any governmental or regulatory approvals required in connection with the Exchange Agreement other than compliance with applicable securities laws.

Relationship Between Parties

  See "Certain Relationships and Related Transactions."

Recent Market Price of the Company's Common Stock

  The following table sets forth the high and low sales price per share of the Company's Common Stock on the Nasdaq SmallCap Market on March 24, 1999, the last trading day preceding the public announcement of the Exchange Agreement and on [July ], the latest practicable trading day before the printing of this Proxy Statement.

                                                                     High   Low
                                                                     ----- -----
     March 24, 1999................................................. $2.81 $2.31
     July  , 1999...................................................

Market for DNA-ADTECH Capital Stock

  There has been and currently is no public trading market for the capital stock of DNA-ADTECH. Without giving effect to the Exchange Agreement, the Company owns 65% of the capital stock of DNA-ADTECH and DNA Export, S.A. owns the remaining 35%. DNA-ADTECH has never declared any cash dividends on its capital stock.

                                DNA-AD TECH S.A.

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED FINANCIAL STATEMENTS--YEARS ENDED DECEMBER 31, 1998 and 1997 (UNAUDITED)

  Consolidated Balance Sheets (unaudited) as of December 31, 1998
   and 1997.......................................................          F-1

  Consolidated Statements of Operations (unaudited) for the years
   ended December 31, 1998 and 1997...............................          F-2

  Consolidated Statements of Stockholders' Equity (unaudited) for
   the years ended December 31, 1998 and 1997.....................          F-3

  Consolidated Statements of Cash Flows (unaudited) for the years
   ended December 31, 1998 and 1997...............................          F-4

  Notes to Consolidated Financial Statements--Year Ended December
   31, 1998 and 1997..............................................   F-5 to F-9

CONDENSED AND CONSOLIDATED FINANCIAL STATEMENTS--THREE MONTHS
 ENDED MARCH 31, 1999 and 1998 (UNAUDITED)

  Condensed and Consolidated Balance Sheets (unaudited) as of
   March 31, 1999 and December 31, 1998...........................         F-10

  Condensed and Consolidated Statements of Operations (unaudited)
   for the three months ended March 31, 1999 and March 31, 1998...         F-11

  Condensed and Consolidated Statements of Cash Flows (unaudited)
   for the three months ended March 31, 1999 and March 31, 1998
   (unaudited)....................................................         F-12

  Notes to Consolidated Financial Statements--Three Months Ended
   March 31, 1999................................................. F-13 to F-14

                                DNA-AD TECH S.A.

                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)

                                                                December 31,
                                                               ---------------
                                                                1998     1997
                                                               -------  ------
                                                               (In Thousands)
ASSETS
CURRENT ASSETS:
  Cash and cash equivalents................................... $   345  $  530
  Accounts receivable, net of allowances for doubtful accounts
   of $147,000 in 1998 and $221,000 in 1997...................   4,658   4,826
  Inventories.................................................   3,035   1,847
  Prepaid expenses and other..................................     114     --
                                                               -------  ------
    Total current assets......................................   8,152   7,203
                                                               -------  ------
PROPERTY AND EQUIPMENT, at cost:
  Machinery and equipment.....................................   4,352   3,038
  Furniture and fixtures......................................     652     472
  Leasehold improvements......................................     124      97
  Vehicles....................................................     135     124
                                                               -------  ------
                                                                 5,263   3,731
  Less--accumulated depreciation and amortization.............   3,165   2,731
                                                               -------  ------
    Net property and equipment................................   2,098   1,000
                                                               -------  ------
OTHER ASSETS, net of accumulated amortization.................   1,645     995
                                                               -------  ------
    Total assets.............................................. $11,895  $9,198
                                                               =======  ======

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Due to financial institutions...............................   2,443   3,709
  Accounts payable............................................   4,343   2,805
  Accrued expenses............................................     270     404
  Current maturities of long-term obligations.................   1,145     --
                                                               -------  ------
    Total current liabilities.................................   8,201   6,918
LONG-TERM OBLIGATIONS:
  Revolving line of credit....................................     --      --
  Long-term obligations, net of current maturities............     554       9
                                                               -------  ------
    Total liabilities.........................................   8,755   6,927
                                                               -------  ------
MINORITY INTEREST IN CONSOLIDATED SUBSIDIARY..................     (33)    --
                                                               -------  ------
COMMITMENTS
STOCKHOLDERS' EQUITY:
  Common stock, no par value, 21,000 shares authorized and is-
   sued.......................................................     140     140
  Foreign currency translation adjustment.....................     158     (29)
  Accumulated earnings........................................   2,875   2,160
                                                               -------  ------
    Total stockholders' equity................................   3,173   2,271
                                                               -------  ------
    Total liabilities and stockholders' equity................ $11,895  $9,198
                                                               =======  ======

                                DNA-AD TECH S.A.

               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                                                              Years ended
                                                             December 31,
                                                         ----------------------
                                                            1998        1997
                                                         ----------  ----------
                                                         (In Thousands Except
                                                             Share and Per
                                                              Share Data)
REVENUES:
  Product sales......................................... $   15,259  $   15,712
  Royalties, license and other..........................        --          --
                                                         ----------  ----------
    Total revenues......................................     15,259      15,712
COST OF REVENUES........................................      7,768       8,245
                                                         ----------  ----------
  Gross profit..........................................      7,491       7,467
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES............      6,199       5,697
    Operating Income....................................      1,292       1,770
                                                         ----------  ----------
OTHER INCOME (EXPENSE):
  Interest income.......................................        --            9
  Interest expense......................................       (322)       (419)
  Other income (expense), net...........................       (138)        (78)
                                                         ----------  ----------
    Total other expense, net............................       (460)       (488)
                                                         ----------  ----------
    Income before income taxes and minority interest....        832       1,282
INCOME TAXES............................................         98         448
                                                         ----------  ----------
    Income before minority interest.....................        734         834
MINORITY INTEREST IN NET LOSS OF SUBSIDIARY.............         19         --
                                                         ----------  ----------
NET INCOME.............................................. $      715  $      834
                                                         ==========  ==========
NET GAIN PER COMMON SHARE:
  Basic and diluted..................................... $    34.05  $    39.71
                                                         ==========  ==========

                                DNA-AD TECH S.A.

          CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (UNAUDITED)

                            Common Stock
                         -------------------
                                                                       Accumulated
                                             Common Stock                 Other         Total
                         Number of   $.00      Purchase   Accumulated Comprehensive Stockholders'
                          Shares   Par Value   Warrants    Earnings   Income (loss)    Equity
                         --------- --------- ------------ ----------- ------------- -------------
                                          (In Thousands Except Number of Shares)
BALANCE, December 31,
 1996...................  21,000     $140        $ 0        $1,568        $ --         $1,708
  Net gain..............     --       --         --            592          --            592
  Foreign currency
   adjustment...........     --       --         --            --          (29)           (29)
BALANCE, December 31,
 1997...................  21,000      140          0         2,160         (29)         2,271
  Net gain..............     --       --         --            715         --             715
  Foreign currency
   adjustment...........     --       --         --            --          187            187
BALANCE, December 31,
 1998...................  21,000     $140        $ 0        $2,875        $158         $3,173
                          ======     ====        ===        ======        ====         ======

                          DNA-AD TECH S.A. (UNAUDITED)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                Years ended
                                                               December 31,
                                                              ----------------
                                                               1998     1997
                                                              -------  -------
                                                              (In Thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income.................................................. $   715  $   834
 Adjustments to reconcile net loss to net cash provided by
  operating activities:
  Depreciation and amortization..............................     358      322
  Minority Interest..........................................      19      322
  Changes in assets and liabilities:
   Accounts receivable.......................................     116   (1,061)
   Inventories...............................................  (1,018)      99
   Prepaid expenses and other................................     (87)     220
   Accounts payable..........................................     735       (9)
   Accrued expenses..........................................      66        7
                                                              -------  -------
    Net cash provided by operating activities................     903      412
                                                              -------  -------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchases of property and equipment.........................  (1,241)      41
 (Increase) decrease in other assets.........................     (28)    (188)
                                                              -------  -------
   Net cash used for investing activities....................  (1,269)    (147)
                                                              -------  -------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Net borrowings / (repayments) from financial institutions...     151      276
 Borrowings /(repayments) of long-term obligations...........     --      (113)
                                                              -------  -------
   Net cash provided by financing activities.................     151      163
                                                              -------  -------
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH
 EQUIVALENTS.................................................      30      (62)
                                                              -------  -------
NET (DECREASE)/INCREASE IN CASH AND CASH EQUIVALENTS.........    (185)     366
CASH AND CASH EQUIVALENTS, beginning of year.................     530      164
                                                              -------  -------
CASH AND CASH EQUIVALENTS, end of year....................... $   345  $   530
                                                              =======  =======

                               DNA-AD TECH S.A.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Operations

  DNA-AD TECH S.A. ("DNA-ADTECH") of Madrid, Spain, is a manufacturer of metalized polypropylene film capacitors for use in electrical and electronic applications.

  In October 1998, DNA-ADTECH acquired 80% of the common stock of Kidamai-DNA Sdn Bhd of Kuala Lumpur, Malaysia, an assembler and distributor of capacitors for the same applications. Kidamai-DNA Sdn Bhd was renamed DNA-AD TECH (Asia) (herinafter "Kidamai").

2. Significant Accounting Policies

  The accompanying consolidated financial statements reflect the application of certain significant accounting policies, including those described below.

 (a) Estimates and Assumptions

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 (b) Cash and Cash Equivalents

  DNA-ADTECH considers all investments purchased with original maturities of less than three months to be cash equivalents. There were no cash equivalents at December 31, 1998 and 1997.

 (c) Inventories

  Inventories are stated at the lower of cost (first-in, first-out) or market and consist of the following (in thousands):

                                                                   1998   1997
                                                                  ------ ------
     Raw materials............................................... $2,004 $  993
     Work in process.............................................    160    167
     Finished goods..............................................    871    742
                                                                  ------ ------
                                                                   3,035  1,902
     Less: reserve for obsolescence..............................    --      55
                                                                  ------ ------
     Net......................................................... $3,035 $1,847
                                                                  ====== ======

  Work in process and finished goods include materials, labor and manufacturing overhead.

 (d) Property and Equipment

  Property and equipment are stated at cost. DNA-ADTECH provides for depreciation and amortization by charges to operations over the estimated useful lives of property and equipment using the straight-line and units-of-production methods as follows:

                                                                    Estimated
     Classification                                                Useful Lives
     --------------                                               --------------
     Machinery and equipment.....................................    10-15 years
     Furniture and fixtures......................................        5 years
     Leasehold improvements...................................... Terms of lease
     Vehicles....................................................      4-5 years
     Software....................................................      3-5 years

                               DNA-AD TECH S.A.

 (e) Other Assets

  DNA-ADTECH capitalizes the costs of obtaining patents and trademarks and is amortizing such costs over a five-year period.

  Other assets consist of (in thousands):

     Other assets                                                   1998  1997
     ------------                                                  ------ -----
     Goodwill..................................................... $  370 $  --
     Licenses and patents.........................................    957   708
     Due from related party.......................................    242   245
     Other........................................................    393   216
                                                                   ------ -----
                                                                    1,962 1,169
     Less: accumulated amortization...............................    317   174
                                                                   ------ -----
     Net.......................................................... $1,645 $ 995
                                                                   ====== =====

 (f) Income Taxes

  DNA-ADTECH provides for income taxes in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes". Under the liability method specified by SFAS No. 109, a deferred tax asset or liability is determined based on the difference between the financial statement and tax basis of assets and liabilities, as measured by the enacted rates assumed to be in effect when these differences reverse.

 (g) Postretirement Benefits

  DNA-ADTECH does not have any obligations for postretirement benefits under SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other than Pensions", as it does not currently offer such benefits.

 (h) Revenue Recognition

  DNA-ADTECH recognizes revenues on its product sales upon shipment and on royalties and license fees as earned.

 (i) Research and Development Expenses

  DNA-ADTECH charges research and development expenses to operations as incurred.

 (j) Net Income (Loss) Per Common Share

  DNA-ADTECH follows SFAS No. 128, Earnings per Share, issued by the Financial Accounting Standards Board, which requires the DNA-ADTECH to present its basic earnings per share and diluted earnings per share, and certain other earnings per share disclosures for each year presented. Basic earnings per share is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding. The computation of diluted earnings per share is similar to the computation of basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the dilutive potential common shares had been issued. In addition, the numerator is adjusted for any changes in income or loss that would result from the assumed conversions of those potential shares.

                                DNA-ADTECH S.A.

  The weighted average number of common shares outstanding is summarized as follows:

                                                                    December 31
                                                                   -------------
                                                                    1998   1997
                                                                   ------ ------
      Denominator for basic and diluted loss per share:
        Weighted average common shares outstanding................ 21,000 21,000
                                                                   ====== ======

 (k) Financial Instruments

  The estimated fair value of the DNA-ADTECH's financial instruments, accounts receivable, accounts payable and notes payable approximates their carrying value.

 (l) Foreign Currency Translation

  Assets and liabilities of the DNA-ADTECH's foreign subsidiary are translated at the rates of exchange at the balance sheet date, and related revenues and expenses are translated at average exchange rates in effect during the period. Resulting translation adjustments are excluded from net income and recorded as a component of comprehensive income.

 (m) Long-Lived Assets

  DNA-ADTECH follows the provisions of SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of." SFAS 121 establishes accounting standards for the impairment of long-lived assets and certain identifiable intangibles to be held and used and for long-lived assets and certain identifiable intangibles to be disposed of.

  DNA-ADTECH reviews the carrying values of its long-lived, identifiable intangible assets and goodwill for possible impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Any long-lived assets held for disposal are reported at the lower of their carrying amounts or fair value less cost to sell.

 (n) Comprehensive Income

  DNA-ADTECH adopted SFAS No. 130, Reporting Comprehensive Income, ("SFAS No. 130") which establishes standards for reporting and display of comprehensive income, its components, and accumulated balances. Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, SFAS No. 130 stipulates that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements.

 (o) Industry Segments

  DNA-ADTECH adopted SFAS No. 131, "Disclosure about Segments of an Enterprise and Related Information" ("SFAS No. 131"), which supercedes SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise". SFAS No. 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosures regarding products and services, geographic areas, and major customers. SFAS No. 131 defines operating segments as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

                               DNA-AD TECH S.A.

 (p) New Accounting Standard Not Yet Adopted

  In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"). SFAS No. 133 requires companies to recognize all derivative contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged assets or liability or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999.

  Historically, DNA-ADTECH has not entered into derivative contracts either to hedge existing risks or for speculative purposes. Accordingly, DNA-ADTECH does not expect adoption of the new standard to affect its financial statements.

 (q) Reclassifications

  Certain balances in the 1997 financial statements have been reclassified to conform to the 1998 presentation.

3. Acquisition

  On October 1, 1998, DNA-ADTECH acquired 80% of the capital stock of Kidamai SDN ("Kidamai"), a capacitor assembler and distributor located in Kuala Lumpur, Malaysia, for the cancellation of accounts receivable from product sales of approximately $370,000. The acquisition was recorded using the purchase method of accounting where the cost of the acquisition over the fair value of the net assets acquired of approximately $370,000 was allocated to goodwill and is being amortized over 10 years.

  The operations of Kidamai were not material and accordingly, pro forma information was not provided.

4. Commitments

  DNA-ADTECH's manufacturing facility in Spain is owned by a shareholder of DNA-ADTECH with the lease expiring on December 31, 2006. Future minimum lease payments as of December 31, 1998 are approximately as follows (in thousands):

     Fiscal year                                                        Amount
     -----------                                                      ----------
     1999............................................................ $  516,000
     2000............................................................    492,000
     2001............................................................    408,000
     2002............................................................    408,000
     2003............................................................    408,000
     Thereafter......................................................    732,000
                                                                      ----------
       Total......................................................... $2,964,000
                                                                      ==========

  Rent expense included in the accompanying statements of operations is approximately $193,000 and $101,000 for 1998 and 1997, respectively.

5. Related Party Transactions

  Included in 1998 sales is approximately $3,356,000 in sales to five companies owned by a shareholder of DNA-ADTECH. At December 31, 1998 the accounts receivable balances to these companies totaled approximately $641,000.

                               DNA-AD TECH S.A.

  Included in rent expense is rent for a leased facility owned by a shareholder of DNA-ADTECH of approximately $168,000 and $14,000 for fiscal years 1998 and 1997, respectively.

  Included in other assets are amounts due a shareholder of DNA-ADTECH of approximately $242,000 and $245,000 for the years ended December 31, 1998 and 1997, respectively.

6. Technology License Agreement with a Related Party

  DNA-ADTECH has licensed the design specifications and operational technology of certain machinery to a stockholder for the purpose of manufacturing and selling the machinery to authorized purchasers, as defined. The agreement has automatic one-year renewal periods until terminated by either party. There were no revenues recognized under this agreement in 1998 and 1997.

7. Supplemental Disclosure of Cash Flow Information

  Cash paid during the year for (in thousands):

                                                                       1998 1997
                                                                       ---- ----
     Interest......................................................... $734 $255
     Income taxes..................................................... $ 98 $ --

  The accompanying financial statements include the following noncash financing activities (in thousands):

                                                                    1998 1997
                                                                    ---- ----
     Cancellation of accounts receivable in connection with the acquisition of Kidamai SDN................................... $370 $--

                                DNA-AD TECH S.A.

             CONDENSED AND CONSOLIDATED BALANCE SHEETS (UNAUDITED)

                                     ASSETS

                                                         March 31, December 31,
                                                           1999        1998
                                                         --------- ------------
                                                             (in thousands)
CURRENT ASSETS
  Cash and cash equivalents.............................  $   105    $   345
  Accounts receivable, net of reserve for doubtful
   accounts of $141,000 and $147,000 at March 31, 1999
   and December 31, 1998, respectively..................    5,374      4,658
  Inventories...........................................    3,178      3,035
  Prepaid expenses and other current assets.............      321        114
                                                          -------    -------
    Total current assets................................    8,978      8,152
                                                          -------    -------
PROPERTY AND EQUIPMENT, net of accumulated deprecia-
 tion...................................................    2,154      2,098
OTHER ASSETS, net of accumulated amortization...........    1,024      1,645
                                                          -------    -------
    Total assets........................................  $12,156    $11,895
                                                          =======    =======


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                         March 31, December 31,
                                                           1999        1998
                                                         --------- ------------
                                                             (in thousands,
                                                         except share amounts)
CURRENT LIABILITIES
  Due to financing institutions.........................  $ 2,533    $ 2,443
  Accounts payable......................................    4,386      4,343
  Accrued expenses......................................      513        270
  Current maturities of long-term obligations...........    1,284      1,145
                                                          -------    -------
    Total current liabilities...........................    8,716      8,201
                                                          -------    -------
LONG-TERM OBLIGATIONS
  Long-term obligations, net of current maturities......      446        554
                                                          -------    -------
    Total liabilities...................................    9,162      8,755
                                                          -------    -------
MINORITY INTEREST IN CONSOLIDATED SUBSIDIARY............      (29)       (33)
                                                          -------    -------
STOCKHOLDERS' EQUITY:
  Common stock, no par value, 21,000 shares authorized
   and issued...........................................      140        140
  Foreign currency translation adjustment...............        6        158
  Accumulated earnings..................................    2,877      2,875
                                                          -------    -------
    Total stockholders' equity..........................    3,023      3,173
                                                          -------    -------
    Total liabilities and stockholders' equity..........  $12,156    $11,895
                                                          =======    =======

          See Notes to Condensed and Consolidated Financial Statements

                                DNA-AD TECH S.A.

        CONDENSED AND CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                                                        Three Months ended
                                                             March 31,
                                                       ----------------------
                                                          1999        1998
                                                       ----------  ----------
                                                       (in thousands, except
                                                           share and per
                                                          share amounts)
REVENUES:
  Product sales....................................... $    3,919  $    3,974
                                                       ----------  ----------
COST OF REVENUES......................................      2,926       2,921
                                                       ----------  ----------
  Gross Profit........................................        993       1,053
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES..........        526         407
AMORTIZATION EXPENSE..................................         24          42
                                                       ----------  ----------
  Operating income (loss).............................        443         603
INTEREST (EXPENSE), NET OF INTEREST INCOME............        (99)        (69)
OTHER INCOME (EXPENSE)................................       (336)       (539)
                                                       ----------  ----------
  Income (loss) before income taxes and minority In-
   terest.............................................          8          (3)
INCOME TAXES..........................................         13          (1)
MINORITY INTEREST IN NET INCOME OF CONSOLIDATED
 SUBSIDIARY...........................................         (6)        --
                                                       ----------  ----------
Net income (loss)..................................... $        1  $       (2)
                                                       ==========  ==========
NET GAIN (LOSS) PER COMMON SHARE: Basic and diluted... $      .05  $     (.10)


          See Notes to Condensed and Consolidated Financial Statements

                                DNA-AD TECH S.A.

        CONDENSED AND CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                               Three months
                                                              ended March 31,
                                                              ----------------
                                                               1999     1998
                                                              -------  -------
                                                              (in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net gain (loss)............................................ $     1  $    (2)
                                                              -------  -------
  Other cash provided by (used in) operating activities......    (889)     140
                                                              -------  -------
  Net cash provided by (used in) operating activities........ $  (888) $   138
                                                              -------  -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of property and equipment........................    (222)     (30)
  (Increase) decrease in other assets........................     571      --
                                                              -------  -------
    Net cash used in investing activities....................     349      (30)
                                                              -------  -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Net (repayment) / borrowings under revolving line of cred-
   it........................................................     201     (304)
  Net (repayments) / borrowings to financial institutions....     193
  Repayment of long term obligations.........................     (85)
                                                              -------  -------
    Net cash provided by financing activities................     309     (304)
                                                              -------  -------
    Net effect of exchange rates on cash and cash equiva-
     lents...................................................     (10)      (6)
                                                              -------  -------
NET DECREASE IN CASH.........................................    (240)    (202)
CASH AND CASH EQUIVALENTS, beginning of period...............     345      530
                                                              -------  -------
CASH AND CASH EQUIVALENTS, end of period..................... $   105  $   328
                                                              =======  =======


          See Notes to Condensed and Consolidated Financial Statements

                               DNA-AD TECH S.A.

     NOTES TO CONDENSED AND CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                                March 31, 1999

1.) General

  The accompanying unaudited condensed and consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial reporting and with the instructions to Form 10-QSB and
Item 310 (b) of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

  In the opinion of the management of DNA-ADTECH, the accompanying financial statements reflect all adjustments that were of a normal recurring nature necessary for a fair presentation of the DNA-ADTECH's results of operations and changes in financial position for the three months ended March 31, 1999 and March 31, 1998. Operating results for the three month period ended March 31, 1999 are not necessarily indicative of the results that may be expected for the year ending December 31, 1999.

  The financial statements reflect the consolidated results of DNA-AD TECH S.A. ("DNA-ADTECH") of Madrid, Spain and majority ownership in Kidamai-DNA Sdn Bhd of Kuala Lumpur, Malaysia. Kidamai-DNA Sdn Bhd was renamed DNA-AD TECH
(Asia) (herinafter "Kidamai").

2.) Significant Accounting Policies

  The accompanying condensed and consolidated financial statements reflect the application of certain significant accounting policies, including those described below.

  a. Principals of consolidation

  The accompanying condensed and consolidated financial statements include the DNA-ADTECH and its wholly owned subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

  b. Revenue recognition

  DNA-ADTECH recognizes revenues on its product sales upon shipment and royalties and license fees as earned.

  c. Inventories

  Inventories are stated at the lower of cost (first-in, first-out) or market and consist of the following (in thousands):

                                                          March 31, December 31,
                                                            1999        1998
                                                          --------- ------------
     Raw materials.......................................  $1,882      $2,004
     Work in process.....................................     282         160
     Finished goods......................................   1,014         871
                                                           ------      ------
                                                            3,178       3,035
     Less: Reserves for obsolescence.....................     --          --
                                                           ------      ------
       Total.............................................  $3,178      $3,035
                                                           ======      ======

                               DNA-AD TECH S.A.

                      NOTES TO CONDENSED AND CONSOLIDATED
                 FINANCIAL STATEMENTS (UNAUDITED)--(Continued)
                                March 31, 1999


  d. Net Income (Loss) Per Common Share

  Effective January 1, 1997, DNA-ADTECH adopted Statement of Financial Accounting Standards No. 128, "Earnings Per Share" ("SFAS 128"). The new accounting standard established standards for computing and presenting earnings per share.

  e. Reclassifications

  Certain balances in the 1998 financial statements have been reclassified to conform to the 1999 presentation.

  f. Comprehensive income

  Effective January 1, 1998, DNA-ADTECH adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130"), which requires that all components of comprehensive and total comprehensive income be reported on one of the following: a statement of income and comprehensive income, a statement of comprehensive income or a statement of stockholders equity. Comprehensive income is comprised of net income and all changes to stockholders' equity except those due to investment by owners (changes in paid in capital) and distributions to owners (dividends). For interim reporting purposes, SFAS 130 requires disclosure of total comprehensive income.

  Total accumulated comprehensive income (unaudited) is as follows (in thousands):

                                                           Three Months ended
                                                                March 31,
                                                           -------------------
                                                             1999      1998
                                                           --------- ---------
     Foreign currency translation adjustments............  $      7  $     (23)
     Unrealized losses on investments in marketable secu-
      rities.............................................       --         --
                                                           --------  ---------
     Accumulated Comprehensive Income....................  $      7  $     (23)
                                                           ========  =========

3.) Cash and Cash Equivalents

  DNA-ADTECH considers all investments purchased with original maturities of less than three months to be cash equivalents. Cash and cash equivalents consist of the following (in thousands):

                                                          March 31, December 31,
                                                            1999        1998
                                                          --------- ------------
     Cash................................................   $105        $345

4.) Acquisitions

  Effective October 1, 1998, DNA-ADTECH, acquired 80% of the outstanding common stock of Kidamai, for approximately $370,000 in the form of the cancellation of amounts due DNA-ADTECH for product sales.

DNA-AD TECH--Management's Discussion and Analysis of Financial Condition and
                            Results of Operations

General

  DNA-ADTECH of Madrid, Spain, is a manufacturer of metalized polypropylene film capacitors for use in electrical and electronic applications. In October 1998, DNA-ADTECH acquired 80% of the common stock of Kidamai-DNA Sdn Bhd of Kuala Lumpur, Malaysia, an assembler and distributor of capacitors for the same applications. Kidamai-DNA Sdn Bhd was subsequently renamed DNA-AD TECH
(Asia).

  DNA-ADTECH's revenue to date has been primarily from sales to the lighting, household appliance, and distribution market , with 65% of its sales in 50 countries other than Spain.

  In April 1998, DNA-ADTECH's management implemented a two-year restructuring plan at its manufacturing plant in Madrid in order to prepare DNA-ADTECH's manufacturing, quality and administrative systems for a doubling of capacity. Management believes that this plan, together with new products under development and approvals currently being sought, will permit entry into new markets where higher growth and better margins may be achieved.

Results of Operations

Three months ended March 31, 1999 compared to Three months ended March 31,
1998

  Revenue. Revenues decreased by 1.4% to $3,919,000 for the three months ended March 31, 1999, as compared to $3,974,000 for the three months ended March 31, 1998. This decrease of $55,000 was primarily due to a decrease in production and sales due to Christmas vacations taken by DNA-ADTECH's employees which were continued into January, as well as a lack of demand of DNA-ADTECH's products in February, partially offset by the consolidation of DNA (Asia)'s revenues.

  Cost of Revenues. Cost of revenues increased slightly to $2,926,000 (74.7% of product sales) for the three months ended March 31, 1999, compared to $2,921,000 (73.5% of product sales) for the three months ended March 31, 1998. This increase was primarily due to the consolidation of DNA (Asia)'s costs, plus higher raw material prices.

  Gross Profit. Gross profit decreased to $993,000 (25.3% of product sales) for the three months ended March 31, 1999, compared to $1,053,000 (26.5% of product sales) for the three months ended March 31, 1998. This decrease was due to the factors discussed above in Revenues and Cost of Revenues.

  Selling, General and Administrative. Selling, general and administrative expenses increased to $526,000 (13.4% of product sales) for the three months ended March 31, 1999, compared to $407,000 (10.2% of product sales) for the three months ended March 31, 1998. This increase was due primarily to the consolidation of DNA (Asia), salary increases, and further costs associated with restructuring for DNA-ADTECH's planned increase in capacity.

  Amortization. Amortization expenses decreased to $24,000 during the three months ended March 31, 1999, compared to $42,000 for the three months ended March 31, 1998, primarily due to the expiration of the amortization period of certain licenses.

  Operating Income. DNA-ADTECH generated operating income of $443,000 for the three months ended March 31, 1999, compared to operating income of $603,000 for the three months ended March 31, 1998. The decrease in operating income was the result of the factors discussed in the previous sections.

  Net Interest Expense. Net interest expense increased to $99,000 for the three months ended March 31, 1999, compared to $69,000 for the three months ended March 31, 1998. The increase was mainly due to increased borrowing and the consolidation of DNA (Asia).

  Other Income (Expense). Other expense was $136,000 for the three months ended March 31, 1999 as compared to other expenses of $24,000 for the three months ended March 31, 1998, primarily due to the accrual of expenses to even out the negative effects of the vacation periods in August and December. In 1998, no such accrual was carried out.

  Management Fees. Management fees paid to the Company decreased to $200,000 for the three months ended March 31, 1999 as compared to $515,000 for the three months ended March 31, 1998.

  Income Taxes. Income taxes increased to $13,000 for the three months ended March 31, 1999 as compared to $0 for the three months ended March 31, 1998 as a result of higher net income.

  Minority Interest. Minority interest decreased to $6,000 for the three months ended March 31, 1999 as compared to $0 for the three months ended March 31, 1998, due to the consolidation of a small loss at DNA (Asia).

  Net Income. DNA-ADTECH generated net income of $1,000 during the three months ended March 31, 1999, as compared to a loss of $2,000 for the three months ended March 31, 1998 as a result of the factors discussed above.

Years ended December 31, 1998 and 1997

  Revenue. Revenues decreased by 2.9%, to $15,259,000, for the year ended December 31 1998, as compared to $15,712,000 for the year ending December 31, 1997. This decrease was primarily due to approximately $1,500,000 of revenue lost in sales to two companies owned by a former shareholder of DNA-ADTECH, Pedro Nunez-Barranco Guembe, once his holding was acquired by the Company, and as a result of revenues lost in South East Asia due to the regional crisis. However, this revenue reduction was offset by an increased market share in Spain and export markets.

  Cost of Revenues. Cost of revenues decreased to $7,768,000 (50.9% of product sales) for the year ended December 31, 1998, compared to $8,245,000 (52.5% of product sales) for the year ended December 31, 1997. This decrease was primarily due to a reduction in sales volume.

  Gross Profit. Gross profit increased to $7,491,000 (49.1% of product sales) for the year ended December 31, 1998, compared to $7,467,000 (47.5% of product sales) for the year ended December 31, 1997. This was a result of margins improving due to product mix.

  Selling, General and Administrative. Selling, general and administrative expenses increased to $6,199,000 (40.6% of product sales) for the year ended December 31, 1998, compared to $5,697,000 (36.3% of product sales) for the year ended December 31, 1997. This increase was primarily due to salary increases, newly intensified marketing and sales efforts, and costs associated with restructuring.

  Operating Income. DNA-ADTECH generated operating income of $1,292,000 for the year ended December 31, 1998, compared to operating income of $1,770,000 for the year ended December 31, 1997. The decrease in operating income was the result of the factors discussed in the previous sections.

  Net Interest Expense. Net interest expense decreased to $322,000 for the year ended December 31, 1998, compared to $419,000 for the year ended December 31, 1997. The decrease was primarily due to lower interest rates in Spain.

  Other Income (Expense). Other expense was $138,000 for the year ended December 31, 1998 as compared to other expense of $78,000 for the year ended December 31, 1997. This change was primarily due to increased management fees payable to the Company.

  Income Taxes. Income taxes decreased to $98,000 for the year ended December 31, 1998 from $448,000 for the year ended December 31, 1997. This decrease was a result of lower net income and tax credits primarily related to the acquisition of DNA (Asia).

  Minority Interest. Minority interest increased to $19,000 for the year ended December 31, 1998. The acquisition of DNA (Asia) was consummated in October 1, 1998.

  Net Income. DNA-ADTECH generated net income of $715,000 during the year ended December 31, 1998, as compared to $834,000 for the year ended December 31, 1997, as a result of the factors discussed above.

Liquidity and Capital Resources

  DNA-ADTECH had working capital of approximately $262,000 at March 31, 1999, compared to a working capital deficit of approximately $49,000 at December 31, 1998. DNA-ADTECH had a working capital deficit of approximately $49,000 at December 31, 1998, compared to working capital of approximately $285,000 at December 31, 1997. The decrease in working capital is primarily a result of management fees to the Company.

  Cash used in operating activities was $888,000 for the three months ended March 31, 1999. Cash used in operating activities for the three months ended March 31, 1999 resulted primarily from increases in accounts receivable and inventories, partially offset by an increase in accounts payable and accruals. Cash provided by operating activities was $903,000 for the year ended December 31, 1998, compared to cash provided of $412,000 during the year ended December 31, 1997. Cash provided by operating activities for the year ended
December 31, 1998 resulted primarily from increases in accounts payable, decrease in accounts receivable, non cash transactions for depreciation, partially offset by increase in inventories.

  DNA-ADTECH used $222,000 in cash for investing activities during the three months ended March 31, 1999, primarily to purchase equipment as part of management's ongoing plan to increase production capacity and productivity. DNA-ADTECH used $1,241,000 in cash for investing activities during the year ended December 31, 1998, primarily to purchase equipment and prepare the plant for the increase in capacity previously discussed.

  DNA-ADTECH has financing relationships with seven financial institutions located in Spain, and is financed primarily through the discount of receivables and lines of credit for inventory. Short-term borrowing was $3,817,000 at March 31, 1999 as compared to $3,404,000 at March 31, 1998.
Amounts due on leasing agreements were $446,000 at March 31, 1999 as compared to $7,000 at March 31, 1998. Short term borrowing was $3,588,000 at December 31, 1998 as compared to $3,709,000 at December 31, 1997. Part of the equipment purchased during 1998 was financed via leasing agreements in the aggregate amount of $553,000 at December 31, 1998, as compared to $7,000 at December 31, 1997.

  Management believes that DNA-ADTECH's cash, cash equivalents together with its credit facilities and expected cash flows from operations, will provide sufficient funds to meet DNA-ADTECH's current and future cash requirements and allow DNA-ADTECH to continue its marketing and development efforts.

Seasonal Revenues

  Historically, DNA-ADTECH has experienced lower sales during the months of August and December of each year, primarily due to vacation periods in Spain and throughout Europe in general. By expanding its product markets to other geographical areas, DNA-ADTECH believes that these variations will level out in the future.

Inflation

  During 1998 and the first quarter of 1999, there was no inflation for raw materials and unit selling prices.

Impact of the Year 2000 Issue

  The Year 2000 Issue refers to potential problems with computer systems or any equipment with computer chips or software that use dates where the date has been stored as just two digits (e.g. 98 for 1998). On January 1, 2000, any clock or date recording mechanism incorporating date sensitive software that uses only two digits to represent the year may recognize a date using 00 as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar business activities.

  DNA-ADTECH has addressed the Year 2000 Issue by conducting a review of its information technology and non-information technology systems to determine the extent of any Year 2000 problems. As a result of that review, DNA-ADTECH has determined that its information and non-information technology systems as installed, including its primary operating, manufacturing, procurement and accounting systems, correctly define the Year 2000.

  In addition, DNA-ADTECH has developed a strategic plan to estimate the potential risks related to third parties with whom it has relationships. The third parties include suppliers and customers. Within the next couple of months, DNA-ADTECH intends to distribute inquiry letters to its major suppliers and customers, which will be followed by subsequent internal evaluations of the responses received. Upon learning that certain third parties are not Year 2000 compliant, DNA-ADTECH may be required to replace any suppliers who are not able to correct their systems before the Year 2000. Management does not currently have a plan for dealing with its customers whose systems are not Year 2000 compliant.

  While DNA-ADTECH cannot predict what impact the Year 2000 problem may have on third parties, it does not currently believe that it will incur material costs in resolving potential Year 2000 problems with its customers and suppliers.

  Until DNA-ADTECH's plan has been completed, DNA-ADTECH cannot accurately assess the potential risks associated with non-compliance of its external third parties. While it is understood by DNA-ADTECH that the potential effect could have a material adverse effect on DNA-ADTECH's business, results of operations or financial condition, at this time management has not determined the entire potential level of risk.

  At the present time, DNA-ADTECH has not developed a contingency plan. DNA-ADTECH will continue to monitor the need for a contingency plan based on the results of its Year 2000 compliance strategic plan.

Business Factors

  This report may contain certain forward-looking statements that are subject to certain risks and uncertainties. These statements include statements regarding (i) DNA-ADTECH's ability to effectuate its restructuring plan and to expand its production capacity; (ii) DNA-ADTECH's potential entry into new markets; (iii) DNA-ADTECH's liquidity; (iv) DNA-ADTECH's Year 2000 readiness;
(v) expected revenues and (vi) the impact of seasonal revenues. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. There can be no assurance that actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors, including, but not limited to, the following: uncertainties regarding the products in development, market responses to pricing actions, continued competitive factors and pricing pressures, the timely acceptance of new products, inventory risk due to shifts in market demand, the development of competing or superior technologies or products from other manufacturers, many of which have substantially greater financial, technical and other resources than DNA-ADTECH; dependence on key personnel, the variation in DNA-ADTECH's operating results, technological change, the availability of additional capital on acceptable terms, if at all, to fund expansion, and general economic conditions.

  This proposal to be voted upon by the Stockholders of the Company requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and voting on the proposal for passage.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE EXCHANGE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                PROPOSAL NO. 3

                        INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has appointed BDO Seidman, LLP ("BDO Seidman"), independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1999. The Board proposes that the Stockholders ratify this appointment, although such ratification is not required under Delaware law or the Company's Certificate of Incorporation or Bylaws. BDO Seidman audited the Company's financial statements for the fiscal year ended December 31, 1998. The Company expects that representatives of BDO Seidman will be present at the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

  The affirmative vote of a majority of the shares present in person or represented by proxy and voting on Proposal 3 is required to ratify the appointment of the independent public accounts. In the event that ratification of the appointment of BDO Seidman as the independent public accountants for the Company is not obtained at the Annual Meeting, the Board of Directors will reconsider its appointment.

  On February 12, 1997, the Company engaged BDO Seidman, as its independent accountants. In October 1996, the Company sought guidance from BDO Seidman regarding the proposed accounting treatment for a significant transaction with Fort James, Incorporated which involved recognition of revenues from the sale of patents to Fort James, Incorporated. BDO Seidman concurred with the Company's proposed treatment of this matter.

  Except as stated above, during the two most recent fiscal years and through February 12, 1997, the Company has not consulted with BDO Seidman on items which either (i) involved the application of accounting principles to a specified transaction, either completed or proposed; or (ii) concerned the subject matter of a disagreement or reportable event with the former independent accountants, as described in Regulation S-K, Item 304(a)(2) under the Securities Act of 1993, as amended, and the Securities Exchange Act of 1934, as amended.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                             STOCKHOLDER PROPOSALS

  Under Rule 14a-8 promulgated under the Exchange Act, Stockholders of the Company may present proper proposals for inclusion in the Company's Proxy Statement and for consideration at the next Annual Meeting of Stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion in the proxy statement distributed to Stockholders prior to the Annual Meeting in the year 2000, a Stockholder proposal must be received by the Company within a reasonable period of time before the Company begins to print and mail its proxy materials and must otherwise comply with the requirements of Rule 14a-8. In order to be considered for presentation at the annual meeting of Shareholders in the year 2000, although not included in the proxy statement, a Shareholder proposal must be received by the Company within a reasonable period of time before the Company mails its proxy materials. Stockholder proposals should be delivered in writing to Joseph P. Keller, Secretary, Advanced Deposition Technologies, Inc., 580 Myles Standish Boulevard, Taunton, Massachusetts 02780.

                          INCORPORATION BY REFERENCE

  The information in the following documents filed by the Company with the Securities and Exchange Commission pursuant to Securities Exchange Act of 1934, as amended, is incorporated by reference in this Proxy Statement:

  Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998. Quarterly Report on Form 10-QSB for the period ended March 31, 1999.
  Form 8-K dated March 25, 1999.

       ANNUAL REPORT ON FORM 10-KSB AND QUARTERLY REPORT ON FORM 10-QSB

  The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 (other than exhibits thereto) and the Company's Quarterly Report on Form 10-QSB for the period ended March 31, 1999 (other than exhibits thereto) filed with the Securities and Exchange Commission, which provide additional information about the Company, are being furnished to all of the Company's Stockholders along with this Proxy Statement.

                                 OTHER MATTERS

  The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be taken, such shares represented by all Proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named in the Proxies.

                                          By Order of the Board of Directors,

                                          Joseph Keller
                                          Secretary

Taunton, Massachusetts
July 14, 1999

                                                                     Appendix A

                    ADVANCED DEPOSITION TECHNOLOGIES, INC.

                   Proxy for Annual Meeting of Stockholders
                          to be held August 11, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  THE UNDERSIGNED hereby appoints Glenn J. Walters and Joseph Keller as proxies, with full power of substitution, to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of ADVANCED DEPOSITION TECHNOLOGIES, INC. (the "Company") to be held at 10:00 a.m. at the Holiday Inn, 700 Myles Standish Boulevard, Taunton, Massachusetts 02780, on Wednesday, August 11, 1999, and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Company to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs Glenn J. Walters and Joseph Keller to vote in accordance with their judgment on any matters which may properly come before the meeting, all as indicated in the Notice of the meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such Notice as specified by the undersigned:

  If no direction is made, this proxy will be voted FOR election of Directors identified below and FOR Proposals 2, 3 and 4.

    (1) Proposal to elect the following persons as Class III Directors of the
  Company:

      Glenn J. Walters       [_] FOR      [_] WITHHOLD VOTE

      Alexander P. Boxall    [_] FOR      [_] WITHHOLD VOTE

              __________________________________________
              [_] For both nominees except as noted above

    (2) Proposal to approve the exchange agreement pursuant to which DNA Export, S.A. will transfer 3,360 shares of the capital stock of DNA-ADTECH, the Company's majority-owned subsidiary located in Madrid Spain, to the Company, in exchange for 598,198 shares of the Company's common stock.

      [_] FOR            [_] AGAINST      [_] ABSTAIN

    (3) Proposal to ratify and confirm the appointment of BDO Seidman, LLP as the independent accountants for the Company for the fiscal year ending December 31, 1999.

      [_] FOR            [_] AGAINST      [_] ABSTAIN

    (4) IN THEIR DISCRETION TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR AND IN FAVOR OF THE ITEMS SET FORTH ABOVE UNLESS A CONTRARY SPECIFICATION IS MADE.

  PLEASE MARK, DATE, SIGN AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

  Please sign exactly as name appears below.

                                              Dated: __________________________

                                              _________________________________
                                                          Signature

                                              _________________________________
                                                  Signature if held jointly

                                              _________________________________
                                                        Printed Name

                                              _________________________________
                                                           Address

  NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the person named on the stock certificate has died, please submit evidence of your authority. If a corporation, please sign in full corporate name by the President or authorized officer and indicate the signer's office. If a partnership, please sign in the partnership name by an authorized person.

                                                                     APPENDIX B

                              EXCHANGE AGREEMENT

  AGREEMENT made as of the 23rd day of March 1999, among Advanced Deposition Technologies, Inc., a Delaware corporation ("ADTECH"), DNA Export, S.A., a corporation organized under the laws of the Kingdom of Spain ("DNA") and Alexander Boxall, an individual residing in Madrid, Spain. For convenience, each of the parties may be referred to separately as a "Party" and collectively as the "Parties".

  WHEREAS, DNA owns Three Thousand Three Hundred and Sixty (3,360) shares of the capital stock (the "ABSA Capital Stock") of DNA-ADTECH, S.A., a corporation organized under the laws of the Kingdom of Spain (formerly known as Alexander Boxall, S.A.); and

  WHEREAS, DNA wishes to transfer Three Thousand Three Hundred and Sixty (3,360) shares of ABSA Capital Stock (the "ABSA Shares") to ADTECH, such amount representing sixteen percent (16%) of the outstanding capital stock of DNA-ADTECH, S.A. on a fully-diluted basis, in exchange for Five Hundred Ninety-Eight Thousand One Hundred Ninety-Eight (598,198) shares (the "ADTECH Shares") of the common stock, par value $01 per share of ADTECH (the "Common Stock").

  NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

    1. Exchange of ABSA Shares for ADTECH Shares. Upon the terms and conditions set forth herein and in reliance upon the representations and warranties set forth below, DNA agrees to transfer to ADTECH the ABSA Shares and ADTECH agrees to issue to DNA the ADTECH Shares in exchange therefor (the "Exchange").

    2. Closing. The Exchange shall take place at a closing (the "Closing") to be held at 11:00 a.m at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., as soon as possible, but in no event later than September 30, 1999 (the "Closing Date"), or at such other place and time as the Parties shall designate. At the Closing, DNA shall deliver to ADTECH a certificate(s) representing the ABSA Shares, duly endorsed for transfer to ADTECH and ADTECH will instruct American Securities Transfer & Trust Company to issue and to deliver to DNA a certificate representing the ADTECH Shares.

    3. Representations and Warranties of DNA. As an inducement to ADTECH to enter into this Agreement and to consummate the transactions contemplated hereby. DNA hereby represents and warrants to ADTECH as follows:

      (a) DNA is a corporation duly incorporated, validly existing and in good standing under the laws of the Kingdom of Spain.

      (b) All corporate action necessary for the execution, delivery and performance by DNA of this Agreement and the consummation by DNA of the transactions contemplated hereby has been duly taken. This Agreement constitutes the legal, valid and binding obligation of DNA enforceable against DNA in accordance with its terms.

      (c) Neither the execution and delivery of this Agreement by DNA nor the consummation of the transactions contemplated hereby will (i) violate, conflict with or result in the breach or termination of, or constitute a default under DNA's organizational documents or the terms of any material agreement or instrument to which DNA is a party or by which DNA is bound or subject, (ii) violate any judgment, order, injunction, decree or award against or binding upon DNA, or (iii) constitute a violation of any applicable law or regulation of any applicable jurisdiction.

      (d) DNA is the record and beneficial owner of the ABSA Shares and has good and marketable title thereto, free and clear of all liens, claims, pledges, security interests, charges, options, restrictions or other encumbrances. DNA has the right, power and authority to enter into this Agreement and to perform its obligations hereunder.

      (e) (i) DNA is acquiring the ADTECH Shares for its own account for investment only and not with a view to the distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

      (ii) DNA is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D of the Securities Act.

      (iii) DNA understands that the ADTECH Shares are being offered and transferred to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that ADTECH is relying in part upon the truth and accuracy of, and DNA's compliance with, the representations, warranties, agreements, acknowledgments and understandings of DNA set forth herein in order to determine the availability of such exemptions and the eligibility of DNA to acquire the ADTECH Shares.

      (iv) DNA understands that no governmental authority has passed on or made any recommendation or endorsement of the ADTECH Shares or the fairness or suitability of the investment in the ADTECH Shares nor has any governmental authority passed upon or endorsed the merits of the sale of the ADTECH Shares.

      (v) DNA understands that (a) the ADTECH Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (1) subsequently registered thereunder, (2) DNA shall have delivered to ADTECH an opinion of counsel, in a generally acceptable form, to the effect that the ADTECH Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (3) the ADTECH Shares can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act (or a successor rule thereto) ("Rule 144"); (b) any sale of the ADTECH Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the ADTECH Shares under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities
    Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities Exchange Commission thereunder; and (c) neither ADTECH nor any other person is under any obligation to register the ADTECH Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

      (vi) DNA understands that the certificate(s) or other instrument(s) representing the ADTECH Shares shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

                                     LEGEND

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL. IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

      (c) The representations and warranties of DNA shall survive the Closing.

    4. Representations and Warranties of ADTECH. As an inducement to DNA to enter into this Agreement and to consummate the transactions contemplated hereby, ADTECH hereby represents and warrants to DNA as follows:

      (a) ADTECH is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its assets or properties requires it to be so licensed or qualified, except where the failure to be so licensed or qualified would not individually, or in the aggregate, have a material adverse effect on the business or operations of ADTECH.

      (b) Except for the requisite approval by its stockholders, all corporate action necessary for the execution, delivery and performance by ADTECH of this Agreement and the consummation by ADTECH of the transactions contemplated hereby has been duly taken. This Agreement constitutes the legal, valid and binding obligation of ADTECH enforceable against ADTECH in accordance with its terms.

      (c) Neither the execution and delivery of this Agreement by ADTECH nor the consummation of the transactions contemplated hereby will (i) violate, conflict with or result in the breach or termination of, or constitute a default under ADTECH's organizational documents or the terms of any material agreement or instrument to which ADTECH is a party or by which ADTECH is bound or subject, (ii) violate any judgment, order, injunction, decree or award against or binding upon ADTECH, or (iii) constitute a violation of any applicable law or regulation of any applicable jurisdiction.

      (d) The representations and warranties of ADTECH shall survive the Closing.

    5. Conditions to Closing.

    (a) The obligation of ADTECH to deliver the ADTECH Shares to DNA and to consummate the transactions contemplated hereby is subject to the satisfaction of the following conditions:

      (i) All of the representations and warranties of DNA contained in this Agreement shall be true, correct and complete in all material respects on and as of the date hereof and on and as of the date of the Closing, as if made on and as of the date of the Closing (except to the extent any such representation or warranty speaks as of a different date, in which case such representation or warranty shall still be true, correct and complete as of such different date). On the date of the Closing, DNA shall have executed and delivered to ADTECH a certificate, in form and substance satisfactory to ADTECH and its counsel, to such effect.

      (ii) ADTECH shall have obtained the necessary approval of the Exchange by its stockholders.

    (b) The obligation of DNA to deliver the ABSA Shares to ADTECH and to consummate the transactions contemplated hereby is subject to the condition that all of the representations and warranties of ADTECH contained in this Agreement shall be true, correct and complete in all material respects on and as of the date hereof and on and as of the date of the Closing, as if made on and as of the date of the Closing (except to the extent any such representation or warranty speaks as of a different date, in which case such representation or warranty shall still be true, correct and complete as of such different date). On the date of the Closing, ADTECH shall have executed and delivered to DNA a certificate, in form and substance satisfactory to DNA and its counsel, to such effect.

    6. Termination.

    In the event that the conditions for Closing set forth in Section 5 of this Agreement have not been satisfied on or before the Closing Date, either DNA or ADTECH may terminate this Agreement, effective immediately, by written notice to the other; provided, however, that (i) ADTECH shall not be entitled to elect to terminate this Agreement if the Closing has not occurred due to a failure to meet any of the conditions set forth in
  Section 5(a)(i) and (ii) DNA shall not be entitled to elect to terminate this Agreement if the Closing has not occurred due to a failure to meet any of the conditions set forth in Section 5(b).

  7. Adjustments.

    In the event of any change in the common stock of either of DNA or ADTECH, prior to the Closing by reason of stock dividends, split-ups, recapitulations, combinations, exchanges of shares or the like, the number of Shares which DNA or ADTECH, as the case may be, is obliged to transfer under this Agreement shall be adjusted appropriately.

  8. Indemnification.

    (a) ADTECH hereby agrees to indemnify, defend and hold DNA and his successors and assigns harmless from any claim, liability, obligation, loss, damage. assessment, judgment, cost and expense (including, without limitation, reasonable attorneys' fees) of any kind or character resulting from claims, charges, liens, contracts, rights, options, security interests, encumbrances and restrictions of every kind and nature against DNA arising out of or in any manner relating or attributable to any inaccuracy in any representation or any breach of any warranty of ADTECH contained herein.

    (b) DNA hereby agrees to indemnify, defend and hold ADTECH and its officers, directors and shareholders harmless from any claim, liability, obligation, loss, damage, assessment, judgment, cost and expense (including, without limitation, reasonable attorneys' fees) of any kind or character resulting from claims, charges, liens, contracts, rights, options, security interests, encumbrances and restrictions of every kind and nature against ADTECH arising out of or in any manner relating or attributable to any inaccuracy in any representation or any breach of any warranty of DNA contained herein.

    9. Expenses. Boxall hereby agrees to pay the legal and accounting fees and expenses of ADTECH incurred in connection with the preparation and execution of this Agreement and in obtaining stockholder approval of the transactions contemplated hereby; provided, however, that such amount shall not exceed $100,000.

  10. Miscellaneous.

    (a) Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral.

    (b) Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto. Notwithstanding the foregoing, DNA may assign its rights and/or obligations under this Agreement to Boxall or any entity controlled by Boxall. This Agreement shall be binding upon the heirs, legatees and devisees, executors, administrators and legal representatives of the parties, and upon the permitted assigns of the parties.

    (c) Amendment; Waiver. This Agreement may not be amended or modified except by an instrument in writing signed by the parties.

    (d) Governing Law. This Agreement shall be governed by, and construed in accordance with the law of The Commonwealth of Massachusetts, without giving effect to the conflict of law principles thereof.

    (e) Counterparts. This Agreement may be executed in one or more counterparts, and by the parties hereto in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    (f) Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein shall be deemed validly given, made or served if in writing and delivered personally or sent by certified mail, postage prepaid, or by recognized overnight courier delivery service (delivery charges prepaid), or by telecopier:

      (i) if to DNA, addressed to:

            Mr. Alexander Boxall
            Calle Atalanta 31
            Las Rozas
            28230 Madrid
            Spain
            Telephone: 011-3491-6644060
            Fax: 011-3491-6986293

      with copies to:

            Gibson, Dunn & Crutcher, LLP
            200 Park Avenue
            New York, New York 10166-0193
            Attn: Ignacio Foncillas, Esq
            Telephone: 212-351-3971
            Fax: 212-351-4035

      (ii) if to ADTECH, addressed to:

            Advanced Deposition Technologies, Inc.
            Myles Standish Industrial Park
            Taunton, MA 0278
            Attn.: Mr. Glenn Walters
            Telephone: 508-823-0707
            Fax: 508-823-4434

      with copies to:

            Mintz, Levin, Cohn, Ferris, Glovsky and Pope, P.C.
            One Financial Center
            Boston, MA 02111
            Attn: Doug Zingale, Esq.
            Telephone: 617-348-1763
            Fax: 617-542-2241

  or such other address as shall be furnished in writing by any party to the other. Any notice (i) sent by telecopier shall be deemed delivered when received as verified by electronic confirmation, (ii) sent by overnight courier shall be deemed delivered when received, (iii) sent by certified mail shall be deemed delivered on the tenth day after it is sent and (iv) given personally shall be deemed given when received; provided, however, that any notice received after 5:00 p.m. or on a day that it not a business day in the place of receipt shall be deemed delivered at the opening of business on the next business day in the place of receipt.

    (g) Arbitration. Any claim, dispute disagreement or controversy that arises between the Parties that relates to the performance of either Party's duties under this Agreement for the breach of any of the terms or conditions set forth herein, that is not solved by amicable agreement shall be resolved exclusively by arbitration initiated in accordance with the procedures hereinafter set forth in this Section 10(g). All arbitrations pursuant to this Section 10(g) shall be conducted in accordance with the rules then obtaining of the American Arbitration Association by a single arbitrator appointed by the Parties if they shall agree upon an arbitrator within thirty (30) days of the commencement of such arbitration or by the American Arbitration Association if they shall fail so to agree. Unless otherwise agreed by the Parties within thirty (30) days of the initiation of such arbitration, all arbitration proceedings shall be held in English in the city of Boston, Massachusetts. Each Party agrees to comply with any award made or order issued in such proceeding that has become final and to the entry of a judgment in any jurisdiction upon any award rendered or order issued in such proceeding that has become final. The decision of the arbitrator shall be tendered within forth-five

  (45) days of the final submission of the Parties in writing or in a hearing before the arbitrator. Each such arbitration award that has become final shall be conclusive and binding upon the Parties and shall not be appealable. Attorney's fees, costs and other out-of-pocket expenses may be awarded by the arbitrator in his discretion to the Party that prevails in any such arbitration, provided, that if there is no prevailing Party, the arbitrator may award such fees, costs and expenses in any manner the arbitrator sees fit. Each Party shall pay its own expenses pending the awarding thereof to the Party that prevails in any such arbitration.

    (h) Severability. In the event any provision, or portion thereof, of this Agreement is held by a court having proper jurisdiction to be unenforceable in any jurisdiction, then such portion or provision shall be deemed to be severable as to such jurisdiction (but, to the extent permitted by law, not elsewhere) and shall not affect the remainder of this Agreement, which shall continue in full force and effect to the extent that the material purposes of this Agreement can still be implemented. If any provision of this Agreement is held to be so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is necessary for it to be enforceable.

  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered under seal as of the date first written above.

                                          DNA Export, S.A.

                                                  /s/ Alexander P. Boxall
                                          By: _________________________________
                                              Alexander P. Boxall, President

                                          Advanced Deposition Technologies,
                                           Inc.

                                                   /s/ Glenn J. Walters
                                          By: _________________________________
                                                     Glenn J. Walters,
                                               its Chief Executive Officer,
                                                  President and Treasurer

                                                   /s/ Alexander Boxall
                                          _____________________________________
                                                     Alexander Boxall